UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2019

HUAHUI EDUCATION GROUP CORPORATION

(F.K.A. DUONAS CORP.)

(Exact name of Registrant as specified in its charter)

Nevada	333-213314	35-2518128
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Block 2, Duo Li Hi Tech Industrial Park, No.9,

Jinlong 1st Road, Baolong Residential District,

Longgang District, Shenzhen, China 518000

Ph: (86) 17722567599

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Huahui Education Group Corporation, a Nevada corporation, (the “Company”) solicited the consent of its shareholders to approve a redomicile merger (“Merger”) of the Company into its wholly owned Cayman Islands subsidiary—HUAHUI EDUCATION GROUP LIMITED (“HH Cayman”). The Company obtained the consent of 99.95% of its shareholders to the Merger. As a result, the Company has reorganized itself as a Cayman Islands company.

ITEM 8.01 OTHER EVENTS.

NAME CHANGE AS RESULT OF MERGER, CHANGE OF JURISDICTION OF INCORPORATION AND FOREIGN PRIVATE ISSUER

On February 26, 2019, Huahui Education Group Corporation, a Nevada corporation, (the “Company”) completed a redomicile merger to reorganize itself as a Cayman Islands company. Pursuant to the agreement and plan of merger dated as of January 17, 2019 and the plan of merger dated February 8, 2019 (the “Merger Agreement”), the Company has merged with and into HUAHUI EDUCATION GROUP LIMITED, an exempted company incorporated under the laws of the Cayman Islands (“HH Cayman”). HH Cayman is a wholly owned subsidiary of the Company, and HH Cayman is the surviving company. Each issued and outstanding share of the common stock of the Company was converted into one ordinary share of HH Cayman.

As a result of the merger, the Registrant’s name has changed to HUAHUI EDUCATION GROUP LIMITED.

Further, the Registrant’s jurisdiction of incorporation or organization has changed to the Cayman Islands, and the Registrant is a Foreign Private Issuer.

The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Certificate of Merger issued by the Registrar of Companies in the Cayman Islands
99.2	Articles of Merger as filed in the State of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2019	HUAHUI EDUCATION GROUP CORPORATION

	By:	/s/ WU ZIHUA
WU ZIHUA
President, CEO, CFO, Treasurer, Secretary, Director